TRANSAMERICA SERIES TRUST

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Transamerica PIMCO Tactical – Balanced VP

Transamerica PIMCO Tactical – Conservative VP

Transamerica PIMCO Tactical – Growth VP

Supplement to the Currently Effective Prospectus and Summary Prospectuses

The following replaces the information in the Prospectus and Summary Prospectuses relating to Pacific Investment Management Company LLC under the sections entitled “Management”. Transamerica Asset Management, Inc. continues to serve as the portfolios’ investment adviser.

Sub-Adviser:	Portfolio Managers:
Pacific Investment Management Company LLC

Josh Davis, Ph.D., Lead Portfolio Manager since 2016

Josh Thimons, Portfolio Manager since 2012

Graham A. Rennison, Portfolio Manager since 2016

Mihir P. Worah, Portfolio Manager since 2016

Sudi N. Mariappa, Portfolio Manager since 2016

The following replaces the information in the Prospectus relating to Pacific Investment Management Company LLC under the section entitled “Portfolio Managers”:

Name	Employer	Positions Over Past Five Years
Josh Davis, Ph.D.	Pacific Investment Management Company LLC	Lead Portfolio Manager of the portfolio since 2016; Employee of PIMCO since 2008; Executive Vice President
Josh Thimons	Pacific Investment Management Company LLC	Portfolio Manager of the portfolio since 2012; Employee of PIMCO since 2010; Managing Director
Graham A. Rennison	Pacific Investment Management Company LLC	Portfolio Manager of the portfolio since 2016; Employee of PIMCO since 2011; Senior Vice President
Mihir P. Worah	Pacific Investment Management Company LLC	Portfolio Manager of the portfolio since 2016; Employee of PIMCO since 2001; Managing Director, head of the real return and asset allocation portfolio management teams
Sudi N. Mariappa	Pacific Investment Management Company LLC	Portfolio Manager of the portfolio since 2016; Employee of PIMCO since 2014; Managing Director; Prior to 2014, Managing Director, GLG

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Investors Should Retain this Supplement for Future Reference

January 5, 2016